SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2004

NutriSystem, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	0-28551	23-3012204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Welsh Road, Horsham, PA	19044
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: 215-706-5300

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01: REGULATION FD DISCLOSURE.

The following information is furnished under “Item 7.01. Regulation FD Disclosure.”

On October 7, 2004, NutriSystem, Inc. (“NutriSystem”) issued a press release setting forth NutriSystem’s updated financial guidance for the three months ended September 30, 2004. A copy of NutriSystem’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NUTRISYSTEM, INC.

Date: October 7, 2004	By:	/s/ James D. Brown
	Name:	James D. Brown
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 7, 2004 issued by NutriSystem, Inc.

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